POWER OF ATTORNEY
                         2004 MANAGEMENT INCENTIVE PROGRAM


         By signing below, each of the undersigned officers and/or directors of Unocal Corporation, a Delaware corporation, hereby constitutes and appoints Samuel H. Gillespie, Joe D. Cecil and Darrell D. Chessum, and each of them severally, with full power of substitution and resubstitution, as his or her true and lawful attorneys-in-fact and agents to sign for the undersigned and in the name of the undersigned, in any and all capacities, the Registration Statement(s) on Form S-8 to which this Power of Attorney shall be filed as an exhibit and any or all amendments (including any post-effective amendments) to such Registration Statement and to file the same with all exhibits thereto, including this Power of Attorney, and any and all applications and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do if personally present. Each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of February 10, 2004.

    SIGNATURE                                     TITLE
    ---------                                     -----

/S/ Charles R. Williamson
_________________________            Chief Executive Officer and
 Charles R. Williamson                   Chairman of the Board


/S/ Terry G. Dallas
_________________________            Executive Vice President and
    Terry G. Dallas                     Chief Financial Officer


/S/ Joe D. Cecil
_________________________            Vice President and Comptroller
    Joe D. Cecil                     (Principal Accounting Officer)


/S/ John W. Creighton, Jr.
_________________________              Vice Chairman of the Board
  John W. Creighton, Jr.


_________________________                       Director
    John W. Amerman



/S/ Craig Arnold
_________________________                       Director
    Craig Arnold

    SIGNATURE                                    TITLE
    ---------                                    -----

/S/ James W. Crownover
________________________                        Director
  James W. Crownover


_________________________                       Director
  Frank C. Herringer


/S/ Ferrell P. McClean
_________________________                       Director
  Ferrell P. McClean


/S/ Richard D. McCormick
_________________________                       Director
  Richard D. McCormick


/S/ Donald B. Rice
_________________________                       Director
    Donald B. Rice


_________________________                       Director
     Kevin W. Sharer


/S/ Mark A. Suwyn
_________________________                       Director
    Mark A. Suwyn


/S/ Marina v.N. Whitman
_________________________                       Director
  Marina v.N. Whitman



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